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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported):  MARCH 27, 2002



                            HEAFNER TIRE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                  333-61713                  56-0754584
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)



12200 HERBERT WAYNE COURT, SUITE 150 (28078), P.O. BOX 1345
HUNTERSVILLE, NORTH CAROLINA                                        28070-3145
(Address of Principal Executive Offices)                            (Zip Code)


                                (704) 992-2000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On March 27, 2002, the Registrant announced the consummation of several debt restructuring transactions (the "Restructuring Transactions"). The Restructuring Transactions comprised (i) a tender offer for up to $126 million aggregate principal amount of the Registrant's 10% Senior Notes Due 2008, Series D (the "Senior Notes"), and the related solicitation of consents to modifications to the Indenture governing the Senior Notes, dated as of December 1, 1998 (as amended and supplemented from time to time, the "Indenture"), among the Registrant, the Subsidiary Guarantors from time to time party thereto (the "Subsidiary Guarantors"), and First Union National Bank, as trustee (the "Trustee"), (ii) an amendment to the Registrant's senior secured credit facility to permit and make funds available for the Restructuring Transactions, (iii) a sale and leaseback of three of the Registrant's tire distribution warehouses generating net proceeds of approximately $13 million, and (iv) an equity investment of approximately $29 million from the Registrant's existing shareholders, in the Registrant's new Series D Preferred Stock. Upon the consummation of the Restructuring Transactions on March 27, 2002, the Registrant repurchased $121.4 million in outstanding principal amount of the Senior Notes at a purchase price of $535 per $1,000 in face amount of Senior Notes, plus accrued and unpaid interest thereon, and the Registrant, the Subsidiary Guarantors and the Trustee executed the Fourth Supplemental Indenture to the Indenture.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  3.1 Second Restated Certificate of Incorporation of Heafner Tire Group, Inc.

                  4.1 Fourth Supplemental Indenture, dated as of March 27, 2002, among Heafner Tire Group, Inc., the Subsidiary Guarantors named therein, and First Union National Bank, as Trustee.

                  10.1 Share Purchase Agreement, dated as of March 27, 2002, among Heafner Tire Group, Inc. and the Investors named therein.

                  99.1     Press Release, dated March 27, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 11, 2002

                                           HEAFNER TIRE GROUP, INC.


                                                 /s/ Richard P. Johnson
                                           -------------------------------------
                                                     Richard P. Johnson
                                           President and Chief Executive Officer








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